Exhibit 99.1

FOR IMMEDIATE RELEASE

Intersections Inc. Announces Divestiture of Pet Health Monitoring Business
CHANTILLY, VA – July 31, 2017 – Intersections Inc. (NASDAQ: INTX), a leading provider of identity risk management and privacy protection services for consumers, today announced that it sold its wholly-owned subsidiary i4C Innovations LLC to a newly-formed entity of which Michael R. Stanfield, Intersections' Chairman and Founder, will be a minority investor, effective July 31, 2017.  i4C Innovations LLC conducted the Company's Pet Health Monitoring Business known as Voyce.  The sale of i4C Innovations LLC completes the Company's previously announced intentions of divesting non-core businesses and directing its resources toward identity and privacy protection services.  Earlier this year, the Company sold its Bail Bonds Industry Solutions business and Habits at Work insurance consulting business as part of this initiative.

"I am very pleased to have completed our divestiture program which was critical in connection with our strategy to focus solely on identity and privacy protection services through our Identity Guard® with Watson™ and other brands," said Johan Roets, Intersections' Chief Executive Officer. "We are very excited about the progress our Identity Guard business has made to grow our customer base and expand our product offerings."

The terms of the transaction were approved by the independent directors of the Board of Directors and required the consent of the company's lender.  The sale of Voyce will mark the conclusion of all Intersections' operations in its Pet Health Monitoring reporting segment.  Additional information about the divestiture transaction and related pro forma financial information will be found in the Form 8-K to be filed by the Company.

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Forward-Looking Statements:
Statements in this release relating to future plans, results, performance, expectations, achievements and the like are considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project,'' "plan," "intend," "believe," "may," "should," "can have," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Those forward-looking statements involve known and unknown risks and uncertainties and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including the impact of shutting down and divesting our Pet Health Monitoring segment; the timing and success of new product launches and other growth initiatives; the continuing impact of the regulatory environment on our business; the continued dependence on a small number of financial institutions for a majority of our revenue and to service our U.S. financial institution customer base; our ability to execute our strategy and previously announced transformation plan; our incurring additional restructuring charges; our incurring additional impairment costs or charges on goodwill and/or assets; our ability to control costs; and our needs for additional capital to grow our business, including our ability to maintain compliance with the covenants under our term loan or seek additional sources of debt and/or equity financing. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed under "Forward-Looking Statements," "Item 1. Business—Government Regulation" and "Item 1A. Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and in its recent other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements unless required by applicable law.
About Intersections Inc.:
Intersections Inc. (NASDAQ: INTX) provides innovative, information-based solutions that help consumers manage risks and make better informed life decisions.  Under its IDENTITY GUARD® brand and other brands, the company helps consumers monitor, manage and protect against the risks associated with their identities and personal information. Headquartered in Chantilly, Virginia, the company was founded in 1996. To learn more, visit www.intersections.com.

For more information:
Ron Barden
Intersections Inc.
703.488.6810
IR@intersections.com